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                                                                                                         Exhibit 3.1


DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

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                            Articles of Incorporation
                               (PURSUANT TO NRS 78)
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Important: Read attached instructions before completing form.                           ABOVE SPACE IS FOR OFFICE USE ONLY
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1. Name of                    MEDIACOM ENTERTAINMENT, INC.
Corporation:
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2. Resident Agent             Capitol Corporate Services, Inc.
   ---------------            ------------------------------------------------------------------------------------------------------
Name and Street               Name
----------------
Address:                      202 S. Minnesota,                                    Carson City,      NEVADA   89703
---------                     ------------------------------------------------------------------------------------------------------
(must be a Nevada address     Street Address                                       City              State            Zip Code
-------------------------
where process may be
---------------------
served)                       Optional Mailing Address                             City              State            Zip Code
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3. Shares:                    Number of shares Number of shares
(number of shares             with par value:     500,000,000       Par value: $ $.001 without par value:
------------------
corporation
------------
authorized to issue)
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4. Names &                    1.  Joseph J. Coffey
Addresses,                    Name
of Board of                   425 Madison Avenue - Penthouse,                    New York              NY               10017
Directors/Trustees:           Street Address                                       City              State            Zip Code
(attach additional page if    2.  Name
there is more than 3
directors/trustees)
                              Optional Mailing Address                             City              State            Zip Code

                              3. Name

                              Optional Mailing Address                             City              State            Zip Code
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5. Purpose: T                 The purpose of this Corporation shall be:
(optional-see
instructions)
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6. Names, Address             David B. Stocker                                  /s/ David B. Stocker
and Signature of              Name                                              Signature
Incorporator:                 2425 E. Camelback Road, Suite 1075                Phoenix AZ 85016
(attach additional page if    Address                                           City State Zip Code
there is more than 1
incorporator)
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7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
Acceptance of                 /s/ *                                                                            7/26/04
Appointment of                Authorized Signature of R.A. or On Behalf of R.A. Company                          Date
Resident Agent:
----------------------------- ------------------------------------------------------------------------------------------------------

* The registered agent signed the Articles prior to filing.

This form must be accompanied by appropriate fees. See attached fee schedule.        Nevada Secretary of State Form 78 ARTICLES.2003
                                                                                                                Revised on: 11/21/03
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(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF                                          FILE NUMBER

                  MEDIACOM ENTERTAINMENT, INC.                                                                C19811-2004
--------------------------------------------------------------------------------                   ---------------------------------
                     (Name of Corporation)

FOR THE FILING PERIOD OF            2004     TO      2005     .
                            ----------------    --------------

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

         Capitol Corporate Services,  Inc.
         202 S. Minnesota St.
         Carson City, NV  80703

  CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION


Important: Read instructions before completing and returning this form.                   THE ABOVE SPACE IS FOR OFFICE USE ONLY


1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary,
   Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per
   NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.


                                             FILING FEE: $125.00 LATE PENALTY: $75.00


CHECK ONLY IF APPLICABLE:

|_|  This corporation is a publicly traded corporation. The Central Index Key number is:
                                                                                             ---------------------------------------

|X| This publicly traded corporation is not required to have a Central Index Key number.
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NAME:  Donald C. Taylor                                       TITLE(S):  PRESIDENT (OR EQUIVALENT OF)

ADDRESS CITY ST ZIP:  425 Madison Avenue, Penthouse, New York, NY  10017
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NAME:  Gerald M. LaBush                              TITLE(S):  SECRETARY (OR EQUIVALENT OF)

ADDRESS CITY ST ZIP:
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NAME:                                                          TITLE(S):  TREASURER (OR EQUIVALENT OF)

ADDRESS CITY ST ZIP:
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NAME:  Donald C. Taylor                                       TITLE(S):  DIRECTOR

ADDRESS CITY ST ZIP:
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I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of
NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.


X  Signature of Officer   /s/ Donald S. Taylor                 Title    CEO                            Date   8/18/04
                            ------------------                          ---                                   -------

                                                                             Nevada Secretary of State Form INITIAL LIST-PROFIT 2003
                                                                                                                Revised on: 11/12/03
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